                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30, 2004
                                                 -------------------

                      GS Mortgage Securities Corporation II
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                      333-71033                  22-3442024
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


              85 Broad Street, New York, New York                        10004
--------------------------------------------------------------------------------
              (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                      ------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

          Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates").

          The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the Registration Statement.

          The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------         -----------

(99.1) Computational Materials prepared by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-C1.

(99.2) Computational Materials prepared by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-C1.

SIGNATURES
----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2004


                                       GS MORTGAGE SECURITIES
                                          CORPORATION II

                                       By: /s/ Leo Huang
                                           ------------------------------------
                                           Name:  Leo Huang
                                           Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

(99.1)              Computational Materials prepared by                (E)
                    Goldman, Sachs & Co., Greenwich Capital
                    Markets, Inc., Banc of America Securities
                    LLC, Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated and Wachovia Capital Markets,
                    LLC in connection with GS Mortgage
                    Securities Corporation II, Commercial
                    Mortgage Pass-Through Certificates, Series
                    2004-C1.

(99.2)              Computational Materials prepared by                (E)
                    Goldman, Sachs & Co., Greenwich Capital
                    Markets, Inc., Banc of America Securities
                    LLC, Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated and Wachovia Capital Markets,
                    LLC in connection with GS Mortgage
                    Securities Corporation II, Commercial
                    Mortgage Pass-Through Certificates, Series
                    2004-C1.